As filed with the Securities and Exchange Commission on February 28, 2001

                                                   Registration No. 333-_______

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________

                                    FORM S-8

                   2001 Stock Incentive Plan for Non-Officers
                          2001 Equity Compensation Plan
                 Amended and Restated 1998 Stock Incentive Plan

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                                24/7 Media, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                         (State or other jurisdiction of
                    incorporation or organization)13-3995672
                         (I.R.S. Employer Identification
                                     Number)
                                  1250 Broadway
                            New York, New York 10001
                                 (212) 231-7100
               (Address of principal executive offices) (Zip code)
                            ---------------------

                                 DAVID J. MOORE
                             Chief Executive Officer
                                24/7 Media, Inc.
                                  1250 Broadway
                            New York, New York 10001
                                 (212) 231-7100
                               Fax (212) 760-1774
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                        ------------------------------

                        Copies of all communications to:
                              Ronald R. Papa, Esq,
                               Proskauer Rose LLP
                                  1585 Broadway
                          New York, New York 10036-8299
                                 (212) 969-3000
                               Fax (212) 969-2900
                        -------------------------------



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                                        1

                         CALCULATION OF REGISTRATION FEE



Title of securities  Amount to be         Proposed maximum     Proposed maximum     Amount of
to be registered      registered           offering price     aggregate offering   Registration
                                              per share             price              Fee

Common Stock,
par value $.01
per share           2,500,000 shares(1)        $0.98435 (4)     $2,460,875(4)       $615.22
---------------------------------------------------------------------------------------------
Common Stock,
par value $.01 per
share               1,250,000 shares(2)        $0.98435 (5)     $1,230,437.50(4)    $307.61
---------------------------------------------------------------------------------------------
Common Stock,
par value $.01 per
share               3,110,855 shares(3)        $0.98435 (4)     $3,062,170.12 (5)   $765.54



(1) The maximum number of shares as to which awards may be granted under the 2001 Stock Incentive Plan for Non-Officers. Pursuant to Rule 416, there are also being registered such additional indeterminate number of shares as may be required to cover possible adjustments under the 2001 Stock Incentive Plan for Non-Officers.

(2) The maximum number of shares as to which awards may be granted under the 2001 Equity Compensation Plan. Pursuant to Rule 416, there are also being registered such additional indeterminate number of shares as may be required to cover possible adjustments under the 2001 Equity Compensation Plan.

(3) Pursuant to General Instruction E to the Form S-8 Registration Statement under the Securities Act of 1933, as amended, an additional 3,110,855 shares are available for issuance under the Amended and Restated 1998 Stock Incentive Plan. A total of
         15,904,386 shares of common stock issuable under the Amended and Restated 1998 Stock Incentive Plan were previously registered pursuant to the Corporation's Registration Statement on Form S-8 filed with the SEC on November 8, 1998 (File No. 333-66995), the Corporation's Registration Statement on Form S-8 filed with the SEC on July 20, 1999 (File No. 333-83287), the Corporation's Post-Effective Amendment No. 1 on Form S-8 to Form S-4 filed with the SEC on June 29, 2000 (File No. 333-35306) and the information contained therein is hereby incorporated by reference. Pursuant to Rule 416, there are also being registered such additional indeterminate number of shares as may be required to cover possible adjustments under the Amended and Restated 1998 Stock Incentive Plan.

(4) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) calculated on the basis of the average of the high and low sale prices of the Common Stock as reported on the NASDAQ National Market on February 23, 2001.

(5) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) calculated on the basis of the average of the high and low sale prices of the Common Stock as reported on the NASDAQ National Market on February 23, 2001.

                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         Item 3.  Incorporation of Documents By Reference.
         ------   ---------------------------------------

     The following  documents filed with the Securities and Exchange  Commission
by  24/7  Media,  Inc.,  a  Delaware   corporation  (the  "Corporation"  or  the
"Registrant"), are incorporated herein by reference:

     (a) The Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (File No. 0-29768).

     (b)      The Corporation's Form 8-K/A filed on March 28, 2000
              (File No. 0-29768).

     (c) The Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 (File No. 1-14355).

     (d)      The Corporation's Form 8-K filed on June 28, 2000 (File
              No. 0-29768).

     (e) The Corporation's Proxy Statement dated August 2, 2000, filed in connection with the Corporation's September 7, 2000 Annual Meeting of stockholders.

     (f)      The Corporation's Form 8-K filed on August 2, 2000 (File
              No. 0-29768).

     (g) The Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 (File No. 1-14355).

     (h)      The Corporation's Form 8-K filed on August 24, 2000 (File No.
              0-29768).

     (i)      The Corporation's Form 8-K filed on September 1, 2000 (File
              No. 0-29768).

     (j) The Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 (File No. 1-14355).

     (k)      The Corporation's Form 8-K filed on December 29, 2000 (File No.
              0-29768).

     (l) The description of the Corporation's Common Stock, par value $.01 per share, contained in the Corporation's Form 8-A filed on July 28, 1998 (File No. 1-14355).

     All documents subsequently filed by the Corporation pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), prior to the filing of a post-effective amendment which indicated that all remaining securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part thereof from the date of filing such documents.

     Any statement in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

         Item 4.  Description of Securities.
         ------   -------------------------

         See Item 1 above.


         Item 5.  Interest of Named Experts and Counsel.
         ------   -------------------------------------

         Not applicable.

         Item 6.  Indemnification of Directors and Officers.
         ------   -----------------------------------------

     The Corporation's Certificate of Incorporation provides that the Corporation shall, to the full extent permitted by law, indemnify any person who is or was a director, officer, incorporator, employee or agent of the Corporation against liability arising by reason of the fact that such person is or was a director, officer, incorporator, employee or agent of the Corporation, provided that such person acted in good faith and in a manner he or she reasonably believed was not opposed to the best interests of the Corporation.

     Article Eighth of the Corporation's Certificate of Incorporation provides that a no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, to the fullest extent now or hereafter permitted by the laws of the State of Delaware.

         Item 8.  Exhibits.
         ------   --------

         4.1 Certificate of Incorporation of the Corporation (incorporated by reference to Exhibit 3.1 to the Corporation's Registration Statement on Form S-1(Registration No. 333-56085))

        *4.2      2001 Stock Incentive Plan for Non-Officers

        *4.3      2001 Equity Compensation Plan

          4.4 Amended and Restated 1998 Stock Incentive Plan (incorporated by reference to Exhibit A to the Corporation's Proxy Statement dated May 10, 1999, filed in connection with the Corporation's June 8, 1999 Annual Meeting of Stockholders)

           *5     Opinion of Proskauer Rose LLP

        *23.1     Consent of KPMG LLP

        *23.2     Consent of Proskauer Rose LLP (included in Exhibit 5)

         24       Powers of Attorney: Included on Page II-5

-----------------------
*  Filed herewith.


         Item 9.  Undertakings.
         ------   ------------

         (a)      The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

         (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in value of securities offered (if just the dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume or price represent no more than a 20% change in the maximum aggregate offering price set forth in the "calculation of Registration Fee" table in the effective registration statement;

         (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on February 26, 2001.

                                                24/7 MEDIA, INC.

                                            By:      /s/ David J. Moore
                                                ==========================
                                                Name:    David J. Moore
                                                Title:   Chief Executive Officer


                               POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints David J. Moore and Mark E. Moran, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to act, without the other, for him and in his name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of 24/7 Media, Inc. and any or all amendments (including post-effective amendments) thereto, relating to the registration, under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation to be issued pursuant to the Corporation's Amended and Restated 1998 Stock Incentive Plan, the 2001 Stock Incentive Plan for Non-Officers and the 2001 Equity Compensation Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys- in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated as of February 26, 2001.

Signatures                 Title
----------                 -----

/s/ David J. Moore         Chief Executive Officer and Director (Principal
------------------         Executive Officer)
David J. Moore


/s/ R. Theodore Ammon      Chairman of the Board
---------------------
R. Theodore Ammon


/s/ Doug Wagner            Director
---------------
Doug Wagner

/s/ Arnie Semsky           Director
----------------
Arnie Semsky


                           Director
-----------------
John F. Barry

                           Director
------------------------
Linda Fayne Levinson

                           Director
----------------
Adam Goldman


/s Charles W. Stryker      Director
---------------------
Charles W. Stryker


/s/ Stuart Shaw            Senior Vice President of Finance and Administration
---------------            and Acting Chief Financial Officer
Stuart Shaw                (Principal Accounting and Financial Officer)